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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                 _____________


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 _____________


     Date of report (Date of earliest event reported):  September 19, 2001
                                                       (September 18, 2001)


                          AMBAC FINANCIAL GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-10777                    13-3621676
(State of Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)



    One State Street Plaza, New York, New York                      10004
     (Address of Principal Executive Offices)                     (Zip Code)

                                (212) 668-0340
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


                               Page 1 of 7 Pages
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                          Index to Exhibits on Page 4
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Item 5. Other Events.

     On September 18, 2001, Ambac Financial Group, Inc. (the "Registrant") issued a press release providing additional information related to the World Trade Center tragedy. Exhibit 99.05 is a copy of such press release and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits.

     99.05 Press release providing additional information related to the World Trade Center tragedy dated September 18, 2001.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMBAC FINANCIAL GROUP, INC.


Dated: September 19, 2001                    By: /s/Frank J. Bivona
                                                 ------------------
                                                 Name: Frank J. Bivona
                                                 Title  Vice Chairman and
                                                        Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.05 Press release providing additional information related to the World Trade Center tragedy, dated September 18, 2001.